EXHIBIT 32.2

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES OXLEY ACT OF 2002

I, Dany Vaiman, Chief Financial Officer of Flora Growth Corp. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350 that, to the best of my knowledge:

1. the Quarterly Report on Form 10-Q of the Company for the fiscal quarter ended June 30, 2025 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 1, 2025	/s/ Dany Vaiman
Dany Vaiman
Chief Financial Officer
(Principal Financial and Accounting Officer)